Fourth Quarter 2021 Earnings Presentation February 17, 2022 Stephen Chazen – Chairman, President & CEO Christopher Stavros – Executive Vice President & CFO Brian Corales – Vice President, Investor Relations Exhibit 99.2

Disclaimer 2 FORWARD LOOKING STATEMENTS The information in this presentation and the oral statements made in connection therewith include “forward‐looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended  (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of present or historical fact included in this presentation, regarding Magnolia Oil  & Gas Corporation’s (“Magnolia,” “we,” “us,” “our” or the “Company”) financial and production guidance, strategy, future operations, financial position, estimated revenues, and losses, projected costs,  prospects, plans and objectives of management are forward‐looking statements. When used in this presentation, including any oral statements made in connection therewith, the words could, should, will, may,  believe, anticipate, intend, estimate, expect, project, the negative of such terms and other similar expressions are intended to identify forward‐looking statements, although not all forward‐looking statements  contain such identifying words. These forward‐looking statements are based on management’s current expectations and assumptions about future events. Except as otherwise required by applicable law,  Magnolia disclaims any duty to update any forward‐looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this presentation.  Magnolia cautions you that these forward‐looking statements are subject to all of the risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Magnolia,  incident to the development, production, gathering and sale of oil, natural gas and natural gas liquids. In addition, Magnolia cautions you that the forward looking statements contained in this press release are  subject to the following factors: (i) the length, scope and severity of the ongoing coronavirus disease 2019 (“COVID‐19”) pandemic, including the emergence and spread of variant strains of COVID‐19, including  the effects of related public health concerns and the impact of continued or new actions taken by governmental authorities and other third parties in response to the pandemic and its impact on commodity  prices and supply and demand considerations; (ii) the outcome of any legal proceedings that may be instituted against Magnolia; (iii) Magnolia’s ability to realize the anticipated benefits of its acquisitions, which  may be affected by, among other things, competition and the ability of Magnolia to grow and manage growth profitably; (iv) changes in applicable laws or regulations; and (v) the possibility that Magnolia may be  adversely affected by other economic, business, and/or competitive factors. Should one or more of the risks or uncertainties described in this press release occur, or should underlying assumptions prove  incorrect, actual results and plans could differ materially from those expressed in any forward‐looking statements. Additional information concerning these and other factors that may impact Magnolia's  operations and projections can be found in its filings with the Securities and Exchange Commission (the "SEC"), including its Annual Report on Form 10‐K for the fiscal year ended December 31, 2021, which is  expected to be filed with the SEC on February 17, 2022. Magnolia’s SEC filings are available publicly on the SEC’s website at www.sec.gov. NON‐GAAP FINANCIAL MEASURES This presentation includes non‐GAAP financial measures, including free cash flow, EBITDAX, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating  margin. Magnolia believes these metrics are useful because they allow Magnolia to more effectively evaluate its operating performance and compare the results of its operations from period to period and  against its peers without regard to accounting methods or capital structure. Magnolia does not consider these non‐GAAP measures in isolation or as an alternative to similar financial measures determined in  accordance with GAAP. The computations of these non‐GAAP measures may not be comparable to other similarly titled measures of other companies. Magnolia excludes certain items from net income in arriving at adjusted net income and adjusted earnings because these amounts can vary substantially from company to company within its industry depending  upon accounting methods, book values of assets and the method by which the assets were acquired. Adjusted EBITDAX, adjusted net income, and adjusted earnings should not be considered as alternatives to,  or more meaningful than, net income as determined in accordance with GAAP. Certain items excluded from free cash flow, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating  costs and adjusted cash operating margin are significant components in understanding and assessing a company’s financial performance, and should not be construed as an inference that its results will be  unaffected by unusual or non‐recurring terms.  As performance measures, adjusted EBITDAX, adjusted net income, adjusted earnings, adjusted cash operating costs and adjusted cash operating margin may be useful to investors in facilitating comparisons to  others in the Company’s industry because certain items can vary substantially in the oil and gas industry from company to company depending upon accounting methods, book value of assets, and capital  structure, among other factors. Management believes excluding these items facilitates investors and analysts in evaluating and comparing the underlying operating and financial performance of our business  from period to period by eliminating differences caused by the existence and timing of certain expense and income items that would not otherwise be apparent on a GAAP basis. As a liquidity measure,  management believes free cash flow is useful for investors and widely accepted by those following the oil and gas industry as financial indicators of a company’s ability to generate cash to internally fund drilling  and completion activities, fund acquisitions, and service debt. Our presentation of adjusted EBITDAX, adjusted net income, free cash flow, adjusted earnings, adjusted cash operating costs and adjusted cash  operating margin may not be comparable to similar measures of other companies in our industry. A free cash flow reconciliation is shown on page 15, adjusted EBITDAX reconciliation is shown on page 16 of the  presentation, adjusted net income reconciliation is shown on page 17, adjusted earnings reconciliation is shown on page 18 and adjusted cash operating costs and adjusted cash operating margin reconciliations  are shown on page 7. INDUSTRY AND MARKET DATA This presentation has been prepared by Magnolia and includes market data and other statistical information from sources believed by Magnolia to be reliable, including independent industry publications,  governmental publications or other published independent sources. Some data is also based on the good faith estimates of Magnolia, which are derived from its review of internal sources as well as the  independent sources described above. Although Magnolia believes these sources are reliable, it has not independently verified the information and cannot guarantee its accuracy and completeness.

Magnolia Oil & Gas – 4Q and Full Year 2021 Highlights 3 • Generated total net income of $192 million and diluted earnings per share of $0.82 during  4Q21. For the full year, total adjusted net income was $580 million or $2.42 per diluted share. • Total production for 4Q21 increased 15%  year over year to 69.4 Mboe/d.  Giddings  production increased 27% from 4Q20 levels. • Generated adjusted EBITDAX of $261 million, with D&C Capital of $72 million, or just 28% of  adjusted EBITDAX, during 4Q21.  For the full year 2021, adjusted EBITDAX was $829 million  with D&C capital of $232 million or 28% of adjusted EBITDAX. • Generated free cash flow of $179 million during 4Q21 and $556 million for the full year. • 4Q21 operating income margin was 61%. • Magnolia spent $52 million to purchase 2.7 million shares during the 4th quarter. For the full  year 2021, MGY reduced its fully diluted share count by 10% or 25.3 million shares for $339  million. • Magnolia paid its inaugural semi‐annual cash dividend of $0.08 per share based on $40 oil  prices during the third quarter. MGY declared a $0.20 dividend, based on $55 oil prices, to be  paid in March.

Magnolia Oil & Gas – 4Q 2021 Key Metrics 4 Adj. Net Income (1) & Adj. EPS (1) Total Production 69.4 Mboe/d  (3% sequential growth) (15% YOY growth) Adjusted EBITDAX (1) $260.6 Million D&C Capex $72.1 Million (28% of Adj. EBITDAX) Fully Diluted Shares (2) 231.0 Million (Repurchased 2.7 MM in 4Q21) Free Cash Flow (1) $178.5 Million ($556 Million for 2021) (1) Adjusted EPS, Adjusted Net Income, Free Cash Flow and Adjusted EBITDAX are non‐GAAP measures. For a reconciliation to the most directly comparable GAAP  measure see pages 18, 17, 15 and 16. (2) Includes 49.6 million shares of Class B Common Stock that are anti‐dilutive in the calculation of weighted average number of common shares outstanding. $192.1 Million  $0.82/share

4Q 2021 QTD Cash Flow Summary ($In millions) 1) Cash flow from operations before changes in working capital 2) Includes $10 MM change in working capital and $1 MM increase in capital accruals offset by $3 MM in other investing and other financing activities 3) D&C capital of $74 MM includes $1 MM of capital activities that have been accrued but not yet paid 4) Comprised of $52 MM Class A Common Stock repurchases incurred and paid in Q4, and an additional $3 MM incurred in Q3 but paid in Q4. 5

2021 Cash Flow Summary (In millions) 1) Cash flow from operations before changes in working capital 2) Includes $10 MM change in working capital and $13 MM increase in capital accruals offset by $5 million debt modification and $9 MM in other investing and other financing activities 3) Includes $14 MM of dividends paid and $7 MM of distributions to noncontrolling interest holders 4) D&C capital of $236 MM includes $13 MM of capital activities that have been accrued but not yet paid 5) Comprised of $125 MM Class A Common Stock and $172 MM Class B Common Stock and a $42 MM cash settlement for the non-compete agreement in lieu of Class A Common Stock issuance. 6

Magnolia Oil & Gas – Margin and Cost Structure 7 (1) Lease operating expenses exclude non‐cash stock based compensation of $0.2 MM, or $0.02 per boe, and $0.05 MM, or $0.01 per boe, for the quarters ended December 31, 2021 and 2020, respectively.  (2) Exploration expenses exclude non‐cash exploration activity of $0.9 MM, or $0.14 per boe, and $2.4 MM, or $0.42 per boe,  for the quarters ended December 31, 2021 and 2020, respectively. (3) General and administrative expenses exclude non‐cash stock based compensation of $2.4 MM, or $0.39 per boe, and $1.1 MM, or $0.20 per boe, for the quarters ended December 31, 2021 and 2020,  respectively. (4) Adjusted cash operating costs and adjusted cash operating margin are non‐GAAP measures. For reasons management believes this is useful to investors, refer to slide 2 “Non‐GAAP Financial Measures.” $ / Boe, unless otherwise noted For the Quarter Ended  December 31, 2021 For the Quarter Ended  December 31, 2020 Revenue $52.01  $27.04  Total Cash Operating Costs: Lease Operating Expenses (1) (4.37) (3.20) Gathering, Transportation & Processing (2.11) (1.73) Taxes Other Than Income (2.69) (1.50) Exploration Expenses (2) (0.12) (0.25) General & Administrative Expense (3) (2.03) (3.11) Total Adjusted Cash Operating Costs (4) (11.32) (9.79) Adjusted Cash Operating Margin (4) $40.69  $17.25  Margin % 78% 64% Non‐Cash Costs: Depreciation, Depletion, and Amortization (8.37) (8.08) Asset Retirement Obligations Accretion (0.14) (0.24) Amortization on Intangible Assets ‐ (0.65) Non‐cash stock based compensation (0.41) (0.21) Exploration expenses, non‐cash (0.14) (0.42) Total non‐cash expenses (9.06) (9.60) Operating Income Margin  $31.63  $7.65  Margin % 61% 28% $24.97/boe  Increase $1.53/boe  Increase

Magnolia Oil & Gas – Summary Balance Sheet 8 (in thousands) December 31, 2021 December 31, 2020 Cash and cash equivalents $366,982  $192,561  Other current assets 151,811  88,965  Property, plant and equipment, net 1,216,087  1,149,527  Other assets 11,862  22,367  Total assets $1,746,742  $1,453,420  Current liabilities $218,545  $128,949  Long‐term debt, net 388,087  391,115  Other long‐term liabilities 94,861  93,934  Total stockholders' equity 1,045,249  839,422  Total liabilities and equity $1,746,742  $1,453,420

4Q 2021 Capital Structure and Liquidity Overview 9 Capital Structure Overview • Maintaining low financial leverage profile ‒ Net Debt / Total Book Capitalization of 2% ‒ Net Debt / Q4 Annualized adjusted EBITDAX of 0.0x • Current Liquidity of $817 million, including fully undrawn credit facility (1) • No debt maturities until senior unsecured notes mature in 2026  Debt Maturity Schedule ($MM) (1) Liquidity defined as cash plus availability under revolving credit facility. (2) Total Equity includes noncontrolling interest.  Capitalization & Liquidity ($MM) $450  $400  2020 2021 2022 2023 2024 2025 2026 Borrowing  Base Credit Facility  Borrowings  (as of 12/31/21) $0 6.00% Senior  Unsecured  Notes Capitalization Summary As of  12/31/2021 Cash and Cash Equivalents $367  Revolving Credit Facility $0  6.00% Senior Notes Due 2026 $400  Total Principal Debt Outstanding $400  Total Equity (2) $1,045  Net Debt / Q4 Annualized  Adjusted  EBITDAX 0.0x Net Debt / Total Book Capitalization 2% Liquidity Summary As of  12/31/2021 Cash and Cash Equivalents $367  Credit Facility Availability $450  Liquidity (1) $817

Share Repurchase Summary Through 4Q 2021

- Since the initial repurchase authorization in 3Q19, Magnolia has reduced its dilutive share count by 17.8(1) million shares of Class A common stock as well as 19 million shares of Class B common stock, for **a total reduction of 36.8 million shares, or approximately 14% of the diluted shares outstanding as of the authorization date**.
  - Repurchased 2.7 MM shares during 4Q21 and 25.3(1) MM shares during full year 2021.
- Magnolia plans to continue to opportunistically repurchase 1% of the total shares outstanding each quarter.
- There are 15.8 million shares remaining under the current share repurchase authorization.

Quarterly Share Reduction Summary (Million Shares)



40.0
35.0
30.0
25.0
20.0
15.0
10.0
5.0
-
7.0
4.5
9.0
8.6
5.0
2.7
36.8
Does not include 2 MM shares repurchased from EnerVest in 1Q22
2019
2020
Q1 2021 (1)
Q2 2021 (1)
Q3 2021
Q4 2021
Total

(1) Class A share reduction includes 2.0 and 1.6 million non-compete shares that were paid in cash in lieu of stock in Q1 2021 and Q2 2021, respectively.

10

$0.08/share $0.20/share 3Q21 1Q22 Magnolia Oil & Gas – Differentiated Dividend Framework 11 • Differentiated dividend framework is aligned with the principles of our business model and reinforces our plan. • The dividend conveys our continued confidence in the business plan and the quality of our assets.   • Our approach is meant to appeal to long‐term investors who seek dividend safety, moderate and regular dividend  growth, and a dividend that is paid out of actual earnings.  • We intend to use this dividend framework to demonstrate the underlying results of our business in a stable product  price environment ($55 oil and $2.75 natural gas), and within our current cost structure.   • Our objective is to provide a superior total shareholder return by improving the per share value of the enterprise  while providing a secure and growing dividend.  Dividend Principles  Secure & Sustainable – Dividend is safe, and  supported by our strong balance sheet, prudent  spending and consistent free cash flow  Paid out of Earnings – Dividend is paid out of  earnings generated by the business and, will not  exceed 50% of the prior year’s reported net income  Dividend Growth – We expect each of these  regular dividend payments to grow annually based  on execution of our plan, which includes moderate  production growth and share reduction First interim semi‐annual  dividend – based on ~$40 Oil Second dividend  payment – based on the  prior year’s results &  our view of long‐term  product prices – $55 Oil

Proved Developed Reserves Detail 12 (In thousands) For the Year Ended  December 31, 2021 For the Year Ended  December 31, 2020 Costs incurred: Proved property acquisition costs $12,354  $49,246  Unproved properties acquisition costs 10,483  25,966  Total acquisition costs $22,837  $75,212  Exploration and development costs 240,815  188,352  Total costs incurred $263,652  $263,564  Less: Total acquisition costs ($22,837) ($75,212) Less: Asset retirement obligations ($1,153) $12,839  Less: Exploration expenses ($3,237) ($3,334) Less: Leasehold acquisition costs ($4,521) ($2,966) Drilling and completions capital (A) $231,904  $194,891  Proved developed reserves: Beginning of period 85.8  86.8  End of period 109.8  85.8  Increase (decrease) in proved developed reserves 24.0  (1.0) Production (B) 24.1  22.6  Increase in proved developed reserves plus production 48.1  21.6  Less: Purchase of reserves in place (0.4) (2.0) Increase in proved developed reserves, excluding acquisitions (C) 47.7  19.6  Less: Price‐related revisions (16.7) 10.8  Increase in proved developed reserves, excluding acquisitions and price‐related revisions (D) 31.0  30.4  Organic proved developed F&D cost per boe (A)/(D) $7.48  $6.41  Reserve replacement ratio (C)/(B) 198% 87%

Appendix

Magnolia Oil & Gas – Overview

- High-quality, low-risk pure-play South Texas operator with a core Eagle Ford and Austin Chalk position acquired at an attractive entry multiple
- Significant scale and PDP base generates material free cash flow, reduces development risk, and increases optionality
- **Asset Overview:**
  - ~23,800 net acres in a well-delineated, low-risk position in the core of Karnes County, representing some of the most prolific acreage in the United States with industry leading break-evens
  - ~450,000 net acres in the Giddings area, a re-emerging oil play with significant upside and what we believe to be substantial inventory
  - Both assets expected to remain self funding and within cash flow

Market Statistics			
Trading Symbol (NYSE)			MGY
Share Price as of 2/15/2022			$20.11
Common Shares Outstanding (1)			227 million
Market Capitalization			$4.6 billion
Long-term Debt – Principal			$400 million
Cash as of 12/31/2021			$367 million
Total Enterprise Value			$4.6 billion
Operating Statistics	**Karnes**	**Giddings**	**Total**
Net Acreage	23,785	447,478	471,263
4Q21 Net Production (Mboe/d) (2)	33.4	36.0	69.4

~478,000 Net Acre Position Targeting Two of the Top Oil Plays in the U.S.



Giddings Field
Karnes County
Peak per 1,000' (Boe)
1st Quintile (526 - 1,911)
2nd Quintile (300 - 525)
3rd Quintile (177 - 299)
4th Quintile (94 - 177)
5th Quintile (<94)
Legacy
Bell
Milam
Walker
Harris
Austin
Washington
Uvalde
Medina
Bexar
Wilson
Atascosa
Karnes
Gonzales
Calhoun
WILSON
KARNES
DE WITT
GOLIAD
Miles

Source: IHS Performance Evaluator.

Industry Leading Breakevens ($/Bbl WTI)



$28
$32
$34
$35
$38
$39
$39
$45
Karnes Austin Chalk
Karnes Lower Eagle Ford
Midland
Delaware
DJ Basin
Eagle Ford
STACK
Bakken

Source: RSEG.

(1) Common Stock outstanding includes Class A and Class B Stock.
(2) Giddings includes other production not located in the Giddings Field.

14

Free Cash Flow Reconciliation 15 (1) Free cash flow is a non‐GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non‐GAAP Financial Measures.” (in thousands) For the Quarter Ended  December 31, 2021 For the Quarter Ended  December 31, 2020 Net cash provided by operating activities $260,542  $79,122  Add back: Changes in operating assets and liabilities (9,492) 11,133  Cash flows from operations before changes in operating  assets and liabilities $251,050  $90,255  Additions to oil and natural gas properties (73,682) (40,532) Changes in working capital associated with additions to oil & gas properties 1,133  (5,382) Free cash flow(1) $178,501  $44,341

Adjusted EBITDAX Reconciliation 16 (1) EBITDAX and Adjusted EBITDAX are non‐GAAP measures. For reasons management believes these are useful to Investors, refer to slide 2 “Non‐GAAP Financial  Measures.” (in thousands) For the Quarter Ended  December 31, 2021 For the Quarter Ended  December 31, 2020 Net income $192,145  $42,012  Exploration expenses 1,685  3,744  Asset retirement obligations accretion  864  1,315  Depreciation, depletion and amortization 53,420  45,080  Amortization of intangible assets ‐ 3,626  Interest expense, net 7,483  7,353  Income tax expense 2,423  ‐ EBITDAX (1) $258,020  $103,130  Impairment of oil and natural gas properties ‐ ‐ Non‐cash stock based compensation expense $2,593  $1,158  Unrealized (gain) on derivatives, net ‐ ($2,485) (Gain) on sale of equity method investment ‐ ($5,071) Inventory write down ‐ $1,386  Adjusted EBITDAX (1) $260,613  $98,118

Adjusted Net Income Reconciliation 17 (1) Impairment of unproved properties is included within Exploration expenses on the consolidated statements of operations. (2) Adjusted Net Income is a non‐GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non‐GAAP Financial Measure.” (3) Shares of Class B Common Stock, and corresponding Magnolia LLC Units, are anti‐dilutive in the calculation of weighted average number of common shares outstanding. (in thousands) For the Quarter Ended  December 31, 2021 For the Quarter Ended  December 31, 2020 Net income  $192,145  $42,012  Adjustments: Impairment of unproved properties (1) ‐ 2,370  Unrealized (gain) on derivatives, net ‐ (2,485) (Gain) on sale of equity method investment ‐ (5,071) Inventory write down ‐ 1,386  Seismic purchase ‐ 1,100  Adjusted Net Income (2) $192,145  $39,312  (in thousands) Total Share Count For the Quarter Ended  December 31, 2021 For the Quarter Ended  December 31, 2020 Diluted weighted average of Class A Common Stock  outstanding during the period 181,411  169,326  Weighted average shares of Class B Common Stock  outstanding during the period (3) 49,568  85,790  Total weighted average shares of Class A and B Common  Stock, including dilutive impact  of other securities (3) 230,979  255,116

Adjusted Earnings Reconciliation 18 (1) Adjusted earnings  is a non‐GAAP measure. For reasons management believes this is useful to investors, refer to slide 2 “Non‐GAAP Financial Measures.” (in thousands) For the Quarter  Ended  December 31, 2021 Per Share  Diluted  EPS For the Quarter  Ended  December 31, 2020 Per Share  Diluted  EPS Net income attributable to Class A Common Stock $150,229  $0.82  $27,745  $0.16  Adjustments: Impairment of unproved properties ‐ ‐ 2,370 0.01 Unrealized (gain) on derivatives, net ‐ ‐ (2,485) (0.01) (Gain) on sale of equity method investment ‐ ‐ (5,071) (0.03) Inventory write down ‐ ‐ 1,386  0.01  Seismic purchases ‐ ‐ 1,100  0.01  Noncontrolling interest impact of adjustments ‐ ‐ 917  ‐ Adjusted net income attributable to Class A Common Stock  (1) $150,229  $0.82  $25,962  $0.15

Magnolia Oil & Gas – Operating Highlights 19 (1) Benchmarks are the NYMEX WTI and NYMEX HH average prices for oil and natural gas, respectively. For the Quarter Ended  December 31, 2021 For the Quarter Ended  December 31, 2020 Production: Oil (MBbls) 2,844  2,646  Natural gas (MMcf) 11,820  10,168  Natural gas liquids (MBbls) 1,572  1,237  Total (Mboe) 6,386  5,577  Average daily production: Oil (Bbls/d) 30,913  28,756  Natural gas (Mcf/d) 128,475  110,522  Natural gas liquids (Bbls/d) 17,085  13,440  Total (boe/d) 69,411  60,617  Revenues (in thousands): Oil revenues $216,596  $107,373  Natural gas revenues 59,890  23,930  Natural gas liquids revenues 55,667  19,487  Total Revenues $332,153  $150,790  Average Sales Price: Oil (per Bbl) $76.16  $40.58  Natural gas (per Mcf) 5.07  2.35  Natural gas liquids (per Bbl) 35.41  15.75  Total (per boe) $52.01  $27.04  NYMEX WTI (per Bbl) $77.17  $42.67  NYMEX Henry Hub (per Mcf) $5.84  $2.66  Realization to benchmark: (1) Oil (% of WTI) 99% 95% Natural gas (% of Henry Hub) 87% 88%

Magnolia Oil & Gas – Production Results 20 Combined Karnes Giddings & Other Combined Karnes Giddings & Other Three Months Ended December 31, 2021 Three Months Ended December 31, 2020 Production: Oil (MBbls) 2,844  1,740  1,104  2,646  1,862  784  Natural gas (MMcf) 11,820  4,148  7,672  10,168  3,463  6,705  Natural gas liquids (MBbls) 1,572  645  927  1,237  526  711  Total (Mboe) 6,386  3,076  3,310  5,577  2,965  2,612  Average Daily Production Volume: Oil (MBbls/d) 30.9  18.9  12.0  28.8  20.3  8.5  Natural gas (MMcf/d) 128.5  45.1  83.4  110.5  37.6  72.9  Natural gas liquids (MBbls/d) 17.1  7.0  10.1  13.4  5.7  7.7  Total (Mboe/d) 69.4  33.4  36.0  60.6  32.3  28.3

Commitment to Sustainability 21 ENVIRONMENTAL SOCIAL GOVERNANCE Flaring Flare less than 1% of our total net  production  Fugitive Emissions Operate vent and flare systems to  minimize fugitive emissions from  storage tanks Water Resources Operations do not produce large  volumes of water after initial  production Groundwater Design wells to minimize the possibility  of well failure and ensure groundwater  is protected Workforce Health & Safety Both employee total recordable  incident rate and fatality rate were zero  in 2020  Diversity As of December 31, 2021, 26% of  employee population are women (38%  in our Houston corporate office) and  31% identify as a minority group, as  defined by the U.S. EEOC(1) Community Support In 2021, Magnolia gave nearly $160,000  to local communities, supporting more  than 100 organizations Board Independence 71% of board members are  independent Board Diversity 29% of board members are women Executive Compensation Ratio of 2020 Chief Executive Officer’s  compensation to median employee’s  compensation was 1.48 to 1 Say‐on‐Pay More than 99% of stockholders  approved say‐on‐pay at 2021 Annual  Meeting of Stockholders Magnolia 2021 Sustainability Report is Available on Our Website Under the Sustainability Tab (1) U.S. Equal Employment Opportunity Commission